QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.10

FOURTH AMENDMENT TO CREDIT AGREEMENT

        This FOURTH AMENDMENT TO CREDIT AGREEMENT ("Amendment") dated April 21, 2004 is made by and among TRIUMPH GROUP, INC., a Delaware corporation, (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION, a national banking association as Administrative Agent for the Banks under the Amended and Restated Credit Agreement referred to herein (hereinafter referred to in such capacity as the "Administrative Agent"), BANK OF AMERICA, N.A., in its capacity as syndication agent for the Banks under such agreement (hereinafter referred to in such capacity as the "Syndication Agent"), CITIZENS BANK, in its capacity as documentation agent for the Banks under such agreement (herein referred to in such capacity as the "Documentation Agent") and FLEET NATIONAL BANK in its capacity as co-agent for the Banks under such agreement (hereinafter referred to in such capacity as the "Co-Agent" and PNC BANK, NATIONAL ASSOCIATION; CITIZENS BANK; BANK OF AMERICA, N.A.; MANUFACTURERS AND TRADERS TRUST COMPANY; NATIONAL CITY BANK; FLEET NATIONAL BANK; DEUTSCHE BANK TRUST COMPANY AMERICAS; KEYBANK NATIONAL ASSOCIATION and FARMERS FIRST BANK as the Banks; and PNC CAPITAL MARKETS, INC. and BANK OF AMERICA SECURITIES, INC. as Lead Arrangers.

        Reference is made to the Amended and Restated Credit Agreement dated October 16, 2000 by and among the Borrower, the Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Co-Agent, as amended pursuant to a First Amendment to Loan Documents dated February 12, 2002, a Second Amendment to Loan Documents (the "Second Amendment") dated November 21, 2002, and a Third Amendment to Loan Documents dated November 21, 2002 (with an effective date of December 2, 2002) (the "Third Amendment") (as so amended, the "Agreement"). (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Agreement.)

        The Borrower, the Banks and the Agents have agreed that the Agreement be amended as provided herein, effective as of the date hereof.

        NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Amendments to Agreement Relating to Matters other than Collateral Security.

        (a)    Definitions (Section 1.1).

          (i)    Existing Definitions.

          The following defined terms contained in Section 1.1 are hereby amended and restated to read as set forth below:

            "Consolidated EBITDA shall mean for any period of determination, Consolidated Net Income (before extraordinary items) for such period plus (i) the amount of income tax expense, interest expense, depreciation and amortization expense deducted from earnings in determining such Consolidated Net Income, (ii) for any period of determination that includes the quarter ending December 31, 2003 (including the computation made in connection with the acquisition of Rolls Royce Gear Systems, Inc.) nonrecurring non-cash charges resulting from the evaluation by the Borrower and certain of its Subsidiaries of current and future opportunities with the industrial gas turbine industry incurred in such quarter ending December 31, 2003 and deducted from earnings in determining such Consolidated Net Income to the extent that the amount of such charges do not exceed $8,000,000, and (iii) the Permitted Non-Recurring Expense Adjustment (if such period of determination includes the fiscal quarter ending March 31, 2004, June 30, 2004, September 30, 2004 or December 31, 2004)."

            "Consolidated Adjusted EBITDA shall mean, for any period of determination, Consolidated EBITDA of the Borrower and its Subsidiaries subject to the following adjustment: For any period in which Borrower or one of its Subsidiaries has completed an acquisition or a sale or disposition permitted under Section 7.2.6 [Liquidations, Mergers, Consolidations, Acquisitions] or Section 7.2.7(vi) [Dispositions of Assets or Subsidiaries] of this Agreement, the calculation of Consolidated Adjusted EBITDA for such period shall reflect, on a pro forma basis, the financial performance of the acquired entity or assets, or shall omit the financial performance of the entity or assets sold or disposed of, as though the acquisition or a sale or disposition had been completed at the beginning of the period of determination. Consolidated Adjusted EBITDA shall be determined at the end of each fiscal quarter for the previous four quarters."

          (ii)    New Definitions.

          The following new defined terms are hereby added to Section 1.1 to read as set forth below:

            "Acquired EBITDA Adjustment shall be computed as of the date of any acquisition described in and permitted under Section 7.2.6(ii) [Liquidations, Mergers, Consolidations, Acquisitions] that occurs after the effective date of the Fourth Amendment to this Agreement and shall equal (i) 80% times (ii) the amount of the historical Consolidated EBITDA of the assets and business being acquired for the period of four consecutive fiscal quarters of such Person most recently ended prior to the date of such acquisition.

            Domestic shall mean with respect to a Guarantor or a Subsidiary, one which is organized under the laws of a state of the United States of America.

            Permitted Non-recurring Expense Adjustment shall mean for any period of determination that includes the fiscal quarter ending March 31, 2004, June 30, 2004, September 30, 2004 or December 31, 2004, non-recurring expenses related to the industrial gas turbine businesses of the Borrower and the Guarantors included in Consolidated Net Income (before extraordinary items) during such quarters provided that (1) the aggregate amount of such non-recurring expenses which involve any payments of cash may not exceed $2,500,000 and (2) the aggregate amount of such non-recurring expenses (whether cash or non-cash) for all four quarters may not exceed $10,000,000.

            Sold EBITDA Adjustments shall be computed as of the date of any sale of either all or substantially all of the stock or assets of a Subsidiary (provided in either case that the EBITDA of such Subsidiary has been included in Consolidated Adjusted EBITDA) that occurs after the effective date of the Fourth Amendment to this Agreement and shall equal:

                (i)  if the Subsidiary or assets being sold were not acquired within the 12 months preceding the date of such sale, the amount of the Consolidated Adjusted EBITDA of such Subsidiary or assets sold for the period of four consecutive fiscal quarters of such Person most recently ended prior to the date of such sale,

        or

               (ii)  if the assets being sold were acquired in an acquisition described in and permitted under Section 7.2.6(ii) within the 12 months preceding the date of such sale, the lesser of: (A) amount of the Consolidated Adjusted EBITDA of the assets being sold for the period of four consecutive fiscal quarters of such Person most recently ended prior to the date of such sale, or (B) the Acquired EBITDA Adjustment made in connection with such acquisition."

        (b)    Letter of Credit Subfacility—Issuance of Letters of Credit (Section 2.8.1).

          The last sentence of Section 2.8.1 is hereby amended and restated to read as follows:

            "Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.8, the Administrative Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than one Business Day prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $15,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments."

        (c)    Liquidations, Mergers, Consolidations, Acquisitions (Section 7.2.6).

          Clause (c) of Section 7.2.6(ii) of the Agreement is hereby amended and restated to read as follows:

            "(c) following the closing of the acquisition, the Borrower will have at least $15,000,000 in availability under the Revolving Credit Commitments;"

        (d)    Maximum Total Indebtedness to EBITDA Ratio (Section 7.2.17).

          Section 7.2.17 of the Agreement is hereby amended and restated to read as follows:

          "7.2.17    Maximum Total Indebtedness to EBITDA Ratio.

            The Borrower shall not at any time permit the Total Indebtedness to EBITDA Ratio, calculated as of the end of each fiscal quarter to exceed (i) 3.50 to 1.00 if either (A) a Security Event has not occurred or (B) a Security Event has occurred and is continuing (but has not been terminated), or (ii) 3.0 to 1.0 if a Security Event has occurred but has been terminated."

        (e)    Minimum Consolidated Adjusted EBITDA (New Section 7.2.21).

          A new Section 7.2.21 (Minimum Consolidated Adjusted EBITDA) is hereby added to the Credit Agreement to follow immediately after Section 7.2.20 and to read as follows:

          "7.2.21    Minimum Consolidated Adjusted EBITDA.

            The Borrower shall not at any time permit the Consolidated Adjusted EBITDA, calculated as of the end of each fiscal quarter for the four quarters then ended, to be less than the sum of (i) $70,000,000, plus (ii) the aggregate of all Acquired EBITDA Adjustments, minus (iii) the aggregate of all Sold EBITDA Adjustments, in each case (of (ii) or (iii) above) made after the effective date of the Fourth Amendment to this Agreement through the date of determination."

        (f)    The Pricing Grid contained in Schedule 1.1(P) is hereby amended and restated to read in its entirety as follows:

Pricing Grid for Triumph Group, Inc.(in basis points)

	LEVEL I	LEVEL II	LEVEL III	LEVEL IV	LEVEL V	LEVEL VI
Basis for Pricing	If the Borrower's Total Indebtedness to EBITDA ratio is less than or equal to 1.00 to 1.	If the Borrower's Total Indebtedness to EBITDA ratio is greater than 1.00 to 1 but less than or equal to 1.50 to 1.	If the Borrower's Total Indebtedness to EBITDA ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1.	If the Borrower's Total Indebtedness to EBITDA ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1.	If the Borrower's Total Indebtedness to EBITDA ratio is greater than 2.50 to 1, but less than or equal to 3.00 to 1.	If the Borrower's Total Indebtedness to EBITDA ratio is greater than 3.00 to 1.
Commitment Fee	20.0	22.5	27.5	32.5	40.0	47.5
LIBOR +	100.0	112.5	137.5	162.5	200.0	237.5
Base Rate +	0	0	0	0	0	0
Letter of Credit Fee	100.0	112.5	137.5	162.5	200.0	237.5

        (g)   A revised lien schedule is attached hereto and shall be substituted for the Lien schedule originally attached to the Credit Agreement as Schedule 1.1(P), and Schedule 7.2.1 is hereby amended by inserting thereon the indebtedness in the aggregate principal amount outstanding on the date hereof of $502,000 in connection with the Industrial Revenue Bond between the City of Wichita, Kansas and Lee Aerospace, Inc. dated December 1, 1999 which is identified on Schedule 1.1(P).

2.    Amendments to Credit Agreement Relating to Collateral Security.

        (a)    Definitions (Section 1.1).

          (i)    Existing Definitions.

            (a)   The following defined terms contained in Section 1.1 are hereby amended and restated to read as set forth below:

            "Loan Documents shall mean this Agreement, the Notes, the Guaranty and Suretyship Agreement, the Security Agreement, the Pledge Agreement, the Intercompany Subordination Agreement, the Patent, Trademark and Copyright Security Agreement, and the Collateral Sharing Agreement, each executed by Borrower or the Guarantors, as applicable, and the other parties thereto, and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents."

            "Obligation shall mean any obligation or liability of any of the Borrower or the Guarantors to the Administrative Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Administrative Agent's Letter or any other Loan Document. Obligations shall include the liabilities to any Bank under any Bank-Provided Interest Rate Hedge but shall not include the liabilities to other Persons under any other Interest Rate Hedge."

          Two new clauses (xi) and (xii) are hereby added to the definition of "Permitted Liens" to follow immediately after clause (x) of such definition and to read as follows:

              "(xi) Liens and security interests in favor of the Administrative Agent for the benefit of the Banks securing the Obligations including liabilities under any Bank-Provided Interest Rate Hedge or for the benefit of the holders of the Senior Notes;"

              "(xii) Liens securing Indebtedness under the Senior Notes, provided, that, and for so long as, the Collateral Sharing Agreement is in full force and effect and such Liens are subject to the terms and provisions of the Collateral Sharing Agreement;"

          Clause (y) of the definition of "Permitted Liens" shall be relabeled clause (xii).

          (ii)    New Definitions.

          The following new defined terms are hereby added to Section 1.1 to read as set forth below:

            "Bank-Provided Interest Rate Hedge shall mean an Interest Rate Hedge which is provided by any Bank and with respect to which the Administrative Agent confirms meets the following requirements: such Interest Rate Hedge (i) is documented in a standard International Swap Dealer Association Agreement, (ii) provides for the method of calculating the reimbursable amount of the provider's credit exposure in a reasonable and customary manner, and (iii) is entered into for hedging (rather than speculative) purposes. The liabilities of the Borrower or any Guarantor to the provider of any Bank-Provided Interest Rate Hedge (the "Hedge Liabilities") shall be "Obligations" hereunder, guaranteed obligations under the Guaranty and Suretyship Agreement and secured obligations under the Pledge Agreement and Security Agreement and otherwise treated as Obligations for purposes of each of the other Loan Documents. The Liens securing the Hedge Liabilities shall be pari passu with the Liens securing all other Obligations under this Agreement and the other Loan Documents.

            Collateral shall mean the Pledged Collateral, the UCC Collateral, and the Intellectual Property Collateral.

            Collateral Documents shall mean the Security Agreement, the Pledge Agreement, and the Patent, Trademark and Copyright Security Agreement and any other documents delivered under this Agreement granting Liens in favor of the Administrative Agent as collateral security for the Obligations.

            Collateral Sharing Agreement shall have the meaning assigned to such term in the Fourth Amendment to this Agreement.

            Interest Rate Hedge shall mean an interest rate exchange, collar, cap, swap, adjustable strike cap, adjustable strike corridor or similar agreements entered into by the Borrower or any Guarantor or their Subsidiaries in order to provide protection to, or minimize the impact upon, the Borrower, the Guarantor and/or their Subsidiaries of increasing floating rates of interest applicable to Indebtedness.

            Intellectual Property Collateral shall mean all of the property described in the Patent, Trademark and Copyright Security Agreement.

            Intercompany Subordination Agreement shall mean a Subordination Agreement among the Borrower and the Guarantors in the form attached hereto as Exhibit 1.1(I).

            Patent, Trademark and Copyright Security Agreement shall mean the Patent, Trademark and Copyright Security Agreement in substantially the form of Exhibit 1.1(P)(2) executed and delivered by the Borrower and each of the Domestic Guarantors to the Administrative Agent for the benefit of the Banks.

            Pledge Agreement shall mean the Pledge Agreement in substantially the form of Exhibit 1.1(P)(3) executed and delivered by the Borrower and each of the Domestic Guarantors to the Administrative Agent for the benefit of the Banks pledging all of the ownership interests of the Domestic Subsidiaries of the Borrower and the Domestic Guarantors to the Administrative Agent for the benefit of the Banks.

            Pledged Collateral shall mean the property of the Borrower and the Domestic Guarantors in which security interests are to be granted under the Pledge Agreement.

            Prior Security Interest shall mean a valid and enforceable perfected first-priority security interest under the Uniform Commercial Code in the UCC Collateral and the Pledged Collateral which is subject only to Liens for taxes not yet due and payable to the extent such prospective tax payments are given priority by statute or purchase money Security Interests as permitted hereunder.

            Security Agreement shall mean the Security Agreement in substantially the form of Exhibit 1.1(S) executed and delivered by the Borrower and each of the Domestic Guarantors to the Administrative Agent for the benefit of the Banks.

            Security Event shall be deemed to occur either (1) at any time that the Total Indebtedness to EBITDA Ratio shall exceed 3.25 to 1.0, whether (i) at the end of a fiscal quarter or (ii) on the date of an acquisition of assets or capital stock described in Section 7.2.6(ii) [Liquidations, Mergers, Consolidations, Acquisitions] of a Person (such ratio to be determined as of the end of the fiscal quarter immediately preceding the date of such acquisition and determined as if such acquisition had occurred on the first day of the most recently ended four consecutive fiscal quarter period), or (2) when a "Security Event" occurs and is continuing under the documents governing the Senior Notes. A Security Event which occurs under clause (1) above shall be deemed to continue for purposes of such clause (1) until such time as all of the following conditions shall have occurred:

                (i)  continuously for a period of two full consecutive fiscal quarters of the Borrower following the occurrence of such Security Event:

                (A)  the Total Indebtedness to EBITDA Ratio shall have been less than 3.00 to 1.0,

              and

                (B)  there shall have existed no Event of Default or Potential Default during such period and no Event of Default or Potential Default will exist immediately following such termination;

               (ii)  the Borrower shall have delivered to the Administrative Agent a certificate confirming that the condition in clause (i) above has been satisfied and requesting that the Administrative Agent release its Liens securing the Obligations and the Administrative Agent shall be reasonably satisfied that the conditions in clause (i) above have been satisfied.

      A Security Event under clause (2) above shall be deemed to exist for purposes of such clause (2) until the "Security Event" terminates under the Senior Note documents.

            UCC Collateral shall mean the property of the Borrower and each of the Domestic Guarantors in which security interests are to be granted under the Security Agreement."

        (b)    Collateral Security (New Section 2A).

          A new Section 2A (Collateral Security) is hereby added to the Credit Agreement to follow immediately after Section 2 and before Section 3 and to read as follows:

          2A    Collateral Security.

            2A.1    Prior to a Security Event.

            The Borrower and each Domestic Guarantor shall execute and deliver each of the Collateral Documents and take all steps requested by the Administrative Agent reasonably necessary or desirable to grant Liens in favor of the Administrative Agent for the benefit of the Banks in all assets of the Borrower and the Domestic Guarantors (excluding their real property) pursuant to such Collateral Documents. The Administrative Agent is hereby authorized to (a) prepare and file at any time financing statements in each office and in each jurisdiction where filing would be required to perfect such Liens and (b) take possession of the Pledged Collateral), all at the expense of the Borrower and Guarantors, except that until the occurrence of a Security Event: such Collateral Documents shall not become effective and Liens shall not attach and the Administrative Agent shall not record the Patent, Trademark and Copyright Security Agreement. After the filing of financing statements and within five (5) Business Days of the written request of the Administrative Agent, the Borrower shall deliver to the Administrative Agent, for the benefit of the Banks, an opinion of counsel reasonably acceptable to the Administrative Agent that the security interests granted under the Collateral Documents have been perfected.

            2A.2    During a Security Event.

            Upon the occurrence of a Security Event, the following shall occur:

              (1)    Collateral Documents Become Effective.    Automatically upon such occurrence and without any consent or action of the Borrower or the Guarantors, all of the Collateral Documents shall immediately become effective and the Liens described therein shall attach in favor of the Administrative Agent for the benefit of the Banks. The Administrative Agent and the Banks are authorized to exercise any of the rights and remedies under the Collateral Documents.

              (2)    Authorization to Record Liens; Power of Attorney.    To the extent the Administrative agent has not already done so, the Administrative Agent is authorized, at the expense of the Borrower and the Guarantors, to prepare and record all of the UCC-1 statements and any other documents and take possession of the Pledged Collateral, and take such other steps which it considers to be necessary or appropriate to record, perfect, effectuate or evidence the Liens granted under the Collateral Documents. The Borrower and each of the Guarantors hereby grants to the Administrative Agent a power of attorney to sign the name of the Borrower or any Guarantor on any such document and to take such other steps the Administrative Agent reasonably believes is necessary or appropriate to record, perfect, affirm, effectuate or evidence the Liens granted under the Collateral Documents and the Borrower and Guarantors shall cooperate in any such actions.

              (3)    Other Rights and Remedies; Notice of Sale.

              In addition to all of the rights and remedies contained in this Agreement or in any of the Collateral Documents and the other Loan Documents, the Administrative Agent shall have all of the rights and remedies of a secured party under the uniform commercial code or other applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Administrative Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Administrative Agent and the Banks under the Loan Documents or applicable Law. Any notice required to be given by the Administrative Agent of a sale, lease, or other disposition of the Collateral or any other intended action by the Administrative Agent, if given ten (10) Business Days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Borrower or any Guarantor.

              (4)    Insurance Policies; Certificates of Insurance; Endorsements.

              Within five (5) Business Days after the occurrence of a Security Event, the Borrower shall have delivered certificates of insurance and endorsements to the liability and property insurance policies of the Borrower and Guarantors in form and substance satisfactory to the Administrative Agent evidencing that the Administrative Agent has been named additional insured and lender loss payee.

            2A.3    Termination of a Security Event.

            Following the termination of a Security Event (as provided in the definition of such term), the Administrative Agent shall promptly take such actions as may be reasonably requested by the Borrower to (i) release the Liens granted to it under this Section 2A, (ii) confirm that the Collateral Documents evidencing such Liens are terminated, and (iii) deliver to the Borrower the Pledged Collateral in its possession, in each case at the cost of the Borrower and the Guarantors.

        (c)    Senior Debt Status.

          Section 5.1.23 (Senior Debt Status) is hereby amended and restated to read as follows:

          "5.1.23    Senior Debt Status.

            The Obligations of the Borrower under this Agreement, the Notes, and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with (a) prior to the occurrence of a Security Event or following the termination of a Security Event, all of its other unsecured senior Indebtedness (including, without limitation, Indebtedness under the Senior Notes, as in effect from time to time), and (b) at any time after a Security Event has occurred and has not been terminated, all of its other secured senior Indebtedness (including, without limitation, Indebtedness under the Senior Notes, as in effect from time to time), except in each case Indebtedness of the Borrower to the extent secured by Permitted Liens. The obligations of each Guarantor under the Guaranty and Suretyship Agreement at all times shall rank pari passu with (a) prior to the occurrence of a Security Event or following the termination of a Security Event, all of its other unsecured senior Indebtedness (including, without limitation, Indebtedness under the Senior Notes, as in effect from time to time), and (b) at any time after a Security Event has occurred and has not been terminated, all of its other secured senior Indebtedness (including, without limitation, Indebtedness under the Senior Notes, as in effect from time to time), except in each case Indebtedness of the Borrower to the extent secured by Permitted Liens. Without limiting the foregoing, the Borrower shall take all steps necessary to provide that (i) its Obligations under this Agreement, the Notes and the other Loan Documents shall be senior to any outstanding

    Indebtedness and (ii) any Indebtedness of any Subsidiary that is in any manner subordinated in right of payment or security to any other Indebtedness is subordinated to the Obligations on the same terms and conditions as such Subsidiary Indebtedness, and (b) if the Borrower or any Subsidiary incurs any additional Indebtedness (any such Indebtedness must be permitted under Section 7.2.1 hereof) after the Closing Date that is in any manner subordinated in right of payment or security to any other Indebtedness ("New Subordinated Indebtedness"), the New Subordinated Indebtedness shall be subordinated in right of payment and security to the Obligations on the same terms and conditions as such other Indebtedness."

        (d)    Warranties.

          New Sections 5.1.24 and 5.1.25 are hereby added to the Credit Agreement to follow immediately after Section 5.1.23 and to read as follows:

          "5.1.24    Security Interests.

            Upon the occurrence and during the continuation of a Security Event, the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement and the Security Agreement executed and delivered by the Borrower and the applicable Domestic Guarantors creates and will create a security interest in the Collateral (other than the Borrower's or Domestic Guarantors' real property), subject to any Permitted Lien, in favor of the Administrative Agent for the benefit of the Banks and all of the representations and warranties set forth in the Patent, Trademark and Copyright Security Agreement, the Pledge Agreement and the Security Agreement shall be true and correct as of the date of such Security Event. Upon filing of financing statements relating to said security interests created in the UCC Collateral in each office and in each jurisdiction where required in order to perfect the security interests in the UCC Collateral the Liens and security interests granted in UCC Collateral will constitute Prior Security Interests (subject to Permitted Liens) in the UCC Collateral under the Uniform Commercial Code (the "Uniform Commercial Code") as in effect in each applicable jurisdiction entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code and no further action shall be necessary to establish, preserve, protect or continue such Prior Security Interests in the UCC Collateral except for the filing of continuation statements with respect to such financing statements within six months prior to each five-year anniversary of the filing of such financing statements. Upon (i) taking possession of any stock certificates or other certificates evidencing the Pledged Collateral and (ii) recordation of the Patent, Trademark and Copyright Security Agreement in the United States Patent and Trademark Office and United States Copyright Office, respectively, the Liens and security interests granted in the Pledged Collateral and the Intellectual Property Collateral will constitute Prior Security Interests (subject to Permitted Liens) in such Pledged Collateral and Intellectual Property Collateral, respectively and no further action shall be necessary to establish, preserve, protect or continue such Prior Security Interests in the Pledged Collateral and the Intellectual Property Collateral. All filing fees and other expenses in connection with each such action have been or will be paid by the Borrower."

          "5.1.25    Pledged Collateral.

            Upon the occurrence and during the continuation of a Security Event, all the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral to be pledged pursuant to the Pledge Agreement are or will be upon issuance validly issued and nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien (other than any Permitted Lien) or restriction on transfer, except as otherwise provided by the Pledge Agreement and except as the right of the Banks to dispose of the Shares, Partnership Interests or LLC Interests may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder, partnership, limited liability company or other agreements or understandings with respect to the shares of capital stock, Partnership Interests or LLC Interests included in the Pledged Collateral except for the partnership agreements and limited liability company agreements described on Schedule 5.1.25. The Borrower have delivered true and correct copies of such partnership agreements and limited liability company agreements to the Administrative Agent."

        (e)    Affirmative Covenants.

          New Sections 7.1.12 and 7.1.13 are hereby added to the Credit Agreement to follow immediately after Section 7.1.11 and to read as follows:

          "7.1.12    Further Assurances.

            Following the occurrence and during the continuation of a Security Event, the Borrower and each Domestic Guarantor shall, from time to time, at its expense, (a) execute and deliver to the Administrative Agent each other security document requested by the Administrative Agent to grant to the Administrative Agent a security interest in all of such Person's assets (other than real property), (b) faithfully preserve and protect the Administrative Agent's Lien on the Collateral as a continuing first priority perfected Lien, subject only to Permitted Liens, and (c) shall do such other acts and things as the Administrative Agent reasonably deems necessary or advisable from time to time in order to preserve, perfect and protect the Liens granted under the Loan Documents and to exercise and enforce its rights and remedies thereunder with respect to the Collateral."

          "7.1.13    Subordination of Intercompany Loans.

            The Borrower and each Guarantor shall cause any intercompany Indebtedness, loans or advances owed by any of them to one another to be subordinated pursuant to the terms of the Intercompany Subordination Agreement."

        (f)    Reporting Requirements.

          Sections 7.3.4 (Notice of Default) and 7.3.6 (Certain Events) are hereby amended and restated to read as follows:

          "7.3.4    Notice of Default or Security Event.

            Promptly after any officer of Borrower has learned of the occurrence of an Event of Default or Potential Default or any Security Event, a certificate signed by the Chief Executive Officer, President or Chief Financial Officer of Borrower setting forth the details of such Event of Default or Potential Default or Security Event and, if applicable, the action which the Borrower proposes to take with respect thereto.

          "7.3.6    Certain Events (Section 7.3.6).

            Written notice to the Administrative Agent:

                (i)  at least thirty (30) calendar days prior thereto, with respect to any proposed sale or transfer of assets pursuant to Section 7.2.7(v).

               (ii)  within the time limits set forth in Section 7.2.14, the amendment to the charter affecting the capital structure of the Borrower or any of its Subsidiaries.

              (iii)  at least (10) days prior thereto with respect to any change of the state of incorporation, formation or organization or change of name, of any Guarantor or the Borrower."

          A new Section 7.3.6A (Events Under the Senior Notes) is hereby added to the Agreement to follow immediately after Section 7.3.6 and to read as follows:

          "7.3.6A    Events Under the Senior Notes

            (i)    Event of Default or Security Event.    Written notice to the Administrative Agent and each of the Banks promptly after any officer of the Borrower has learned of the occurrence of any Event of Default or Security Event under the Senior Notes.

            (ii)    Waivers or Amendments.    Written notice to the Administrative Agent and each of the Banks within two (2) Business Days after the execution of any waiver or amendment under the Senior Notes together with true and correct copies of such waiver or amendment."

        (g)    Loan Documents Unenforceable (Section 8.1.7).

          Section 8.1.7 is hereby amended and restated to read as follows:

          "8.1.7    Loan Document Unenforceable.

            Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby. In addition to and without limiting the generality of the foregoing, at any time after a Security Event has occurred and has not been terminated (i) the validity or effectiveness of any Collateral Document or its transfer, grant, pledge, mortgage or assignment by the Borrower or any Domestic Guarantor executing such Collateral Document in favor of the Administrative Agent is impaired, (ii) any party to a Collateral Document asserts that any Collateral Document is not a legal, valid and binding obligation of such Person enforceable in accordance with its terms; (iii) the security interest or Lien purporting to be created by any of the Collateral Documents ceases to be or is asserted by any Person party to any Collateral Document (other than the Administrative Agent or the Banks) not to be a valid, perfected Lien subject to no Liens (other than Permitted Liens) or is declared by a court or other Official Body of competent jurisdiction to be void, voidable or unenforceable against such Person; or (iv) any Collateral Document is amended, subordinated, terminated or discharged, or any Person is released from any of its covenants or obligations except to the extent that the Required Banks expressly consent in writing thereto;"

        (h)    Application of Proceeds (Section 8.2.5).

          Section 8.2.5 is hereby amended and restated to read as follows:

          "8.2.5.1    Application of Proceeds.

            From and after the date on which the Administrative Agent has taken any action pursuant to this Section 8.2 and until all Obligations of the Borrower have been paid in full, any and all proceeds received by the Administrative Agent from any sale or other disposition of the Collateral, or any part thereof, or the exercise of any other remedy by the Administrative Agent, shall be applied as follows:

                (i)  first, to reimburse the Administrative Agent and the Banks for out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Administrative Agent or the Banks in connection with realizing on the Collateral or collection of any Obligations of the Borrower or any Guarantor under any of the Loan Documents, including advances made by the Banks or any one of them or the Administrative Agent for the reasonable maintenance, preservation, protection or enforcement of, or realization upon, the Collateral, including advances for taxes, insurance, repairs and the like and reasonable expenses incurred to sell or otherwise realize on, or prepare for sale or other realization on, any of the Collateral;

               (ii)  second, to the repayment of all Obligations Indebtedness then due and unpaid of the Borrower or any Guarantor to the Banks incurred under this Agreement or any of the Loan Documents or a Bank-Provided Interest Rate Hedge, whether of principal, interest, fees, expenses or otherwise, in such manner as the Administrative Agent may determine in its discretion; and

              (iii)  the balance, if any, to Borrower or as required by Law.

          8.2.5.2    Collateral Sharing.

            All Liens granted under each of the Collateral Documents shall secure ratably and on a pari passu basis (i) the Obligations in favor of the Administrative Agent and the Banks hereunder and (ii) the Obligations incurred by the Borrower or any Guarantor in favor of any Bank which provides a Bank-Provided Interest Rate Hedge (the "IRH Provider"). The Administrative Agent under the Collateral Documents shall be deemed to serve as the collateral agent (the "Collateral Agent") for the IRH Provider and the Banks hereunder, provided that the Collateral Agent shall comply with the instructions and directions of the Administrative Agent (or the Banks under this Agreement to the extent that this Agreement or any other Loan Documents empowers the Banks to direct the Administrative Agent), as to all matters relating to the Collateral, including the maintenance and disposition thereof. No IRH Provider (except in its capacity as a Bank hereunder) shall be entitled or have the power to direct or instruct the Collateral Agent on any such matters or to control or direct in any manner the maintenance or disposition of the Collateral."

        (i)    Amendments (Section 10.1).

          New Sections 10.1.4 and 10.1.5 are hereby added to Section 10.1 to follow immediately after Section 10.1.3 and to read as follows:

          "10.1.4    Release of Collateral or Guarantor.

            Except for sales of assets permitted by Section 7.2.7 [Disposition of Assets or Subsidiaries], release any Guarantor from its Obligations under the Guaranty and Suretyship Agreement and (i) if no Security Event exists or is continuing, release all or substantially all of the assets of the Borrower or any Guarantor or (ii) if a Security Event exists and is continuing, release any Collateral consisting of capital stock or other ownership interests of the Borrower or any Guarantor, or Subsidiary of the Borrower or Guarantor, or assets of the Borrower or any Guarantor which are Collateral, or release any other assets which are not Collateral if such assets consist of all or substantially all of the assets of the Borrower or any Guarantor. Notwithstanding the foregoing, the Banks hereby authorize the Administrative Agent to release its Liens on any Collateral sold pursuant to a sale that is permitted by Section 7.2.7 and to the extent such sale includes all of the stock of a Guarantor, the Administrative Agent is authorized to release the Guarantor from its Guaranty and Suretyship Agreement and other applicable Loan Documents.

          10.1.5    Definition of Security Event.

            Amend the definition of Security Event."

        (j)    Exhibits and Schedules.

          The following new exhibits are hereby added to the Credit Agreement in the forms attached hereto:

Exhibit 1.1(I)	—	Intercompany Subordination Agreement
Exhibit 1.1(P)(2)	—	Patent, Trademark and Copyright Security Agreement
Exhibit 1.1(P)(3)	—	Pledge Agreement
Exhibit 1.1(S)	—	Security Agreement

          The following Schedule to the Credit Agreement is hereby amended and restated in the forms attached hereto:

Schedule 1.1(P)	—	Permitted Liens
Schedule 5.1.3	—	Subsidiaries

          The following new Schedules are hereby added to the Credit Agreement in the forms attached hereto:

Schedule 5.1.25	—	Partnership Agreements and Limited Liability Company Agreements and other Agreements Relating to the Pledged Collateral

3.    Amendments to Guaranty and Suretyship Agreement.

        (a)    Joinder of New Guarantors (Section 26).

          Section 26 of the Guaranty and Suretyship Agreement is hereby amended and restated to read as follows:

            "26. Any Subsidiary which is hereafter created or acquired and is a Material Subsidiary (as defined below) shall become a Guarantor hereunder and a party to the Intercompany Subordination Agreement, and any such Material Subsidiary which is a Domestic Subsidiary shall also become a party to the Security Agreement, the Pledge Agreement, the Patent, Trademark and Copyright Security Agreement, and Borrower and the Guarantors shall complete all of the following steps (in clauses (i) through (v) below) (1) within thirty (30) days after the date of organization or acquisition of such Subsidiary if no Security Event exists and is continuing, and (2) within ten (10) days after the date of organization or acquisition of such Subsidiary if a Security Event exists and is continuing: (i) cause such Person to sign and join in this Guaranty by execution and delivery to the Administrative Agent of one or more counterparts of a Joinder hereto in the form of Exhibit A, appropriately dated, and (ii) deliver to the Administrative Agent all certificates and other documents referred to in Section 6 of the Credit Agreement and on the attached Joinder, including, with respect to Domestic Subsidiaries, the certificates for the shares of such Domestic Subsidiary and related stock powers; the Administrative Agent is authorized to prepare and file financing statements perfecting its Liens in the assets of such Domestic Subsidiary at such times as are provided in the Credit Agreement. "Material Subsidiary" shall mean any Subsidiary of the Borrower with respect to which the aggregate "Investment" by the Borrower and the Guarantors in such Subsidiary exceeds $10,000,000. "Investment" shall mean the sum of (i) all Consideration paid by the Borrower or any Guarantor for the ownership interests or assets of such Subsidiary, (ii) any cash or other property contributed by the Borrower or any Guarantor to the capital of such Subsidiary, (iii) any loans made by the Borrower or any Guarantor to such Subsidiary,

    (iv) any Guaranty made by on behalf of such Subsidiary, or (v) any other consideration paid to or provided for the benefit of such Subsidiary."

        (b)    Form of Joinder (Exhibit A).

          The Joinder attached as Exhibit A to the Guaranty and Suretyship Agreement is herby amended and restated to read as set forth on Exhibit A hereto.

4.    Joinder of New Guarantors.

        (a)    Joinder of New Guarantors on the Date of the Amendment:

          Each of the Persons signing this Amendment and listed under the designation "Guarantors" that has not heretofore joined the Credit Agreement as a Guarantor (each a "New Guarantor") hereby agrees that it joins the Guaranty and Suretyship Agreement and each of the other Loan Documents as a Guarantor for all purposes of as fully and to the same extent as if it were an original signatory thereto. Each New Guarantor is be deemed to have made the representations and warranties set forth in the Credit Agreement, Guaranty and Suretyship Agreement and each of the other Loan Documents as of the date of this Amendment and at any future dates that such representations must be restated pursuant to the terms of the Loan Documents. Without limiting the generality of the foregoing, the undersigned specifically acknowledges and agrees to the consent to jurisdiction and waiver of jury trial provisions set forth in therein.

        (b)    Covenant to Join Certain Guarantors after the date of this Amendment.

          Within sixty (60) days after the date of this Amendment, the Borrower and the Guarantors shall cause following Subsidiaries (regardless of whether or not such Subsidiaries are Material Subsidiaries) to join the Guaranty Agreement by execution and delivery to the Administrative Agent of an Additional Guarantor Joinder and deliver all organizational documents, certificates and other documents referred to in Section 6 of the Credit Agreement, including, the certificates for the shares of such Subsidiaries and related stock powers, together with an opinion of counsel in form and substance satisfactory to the Administrative Agent:

      Furst Aircraft, Inc.
      Triumph Aviations Inc.
      Triumph Engineering Services, Inc.

5.    Release of Guarantors.

        It is acknowledged that the following Subsidiaries of the Borrower (the "Guarantors to be Released") had been Guarantors prior to the date of this Amendment and each either (1) is being sold (or its assets are being sold) under a transaction permitted under the Credit Agreement or (2) is being dissolved.

    Kilroy Steel, Inc.
    Kilroy Structural Steel Co.
    Tri Western Metals Company
    Triumph Metals Group Sales Co.

The Banks hereby consent to such sale or dissolution of such Subsidiaries and the Banks and the other parties hereto hereby acknowledge that (i) each Guarantor to be Released is hereby released from its Guaranty and Suretyship Agreement and the other Loan Documents to which it is a party, (ii) each Guarantor to be Released shall not be a Guarantor on and after the date hereof and (ii) the owner of the shares of capital stock or other ownership interests of such Guarantor to be Released shall not be required to pledge such shares of capital stock or other ownership interests in such Guarantors to be Released to the Administrative Agent pursuant to the Pledge Agreement. The Administrative Agent is authorized to sign such releases or other documents as appropriate to evidence or effectuate the forgoing release. Notwithstanding the foregoing, if any of such sales or dissolutions shall not have occurred on or before December 31, 2004, then any such Subsidiary that has not been sold or dissolved shall comply with Section 26 of the Guaranty Agreement as if it became a Material Subsidiary on such date.

6.    Effectiveness of Amendment.

        (a)    Execution of this Amendment.

          This Amendment shall have been executed by the Borrower, each of the Guarantors and each of the Banks.

        (b)    Execution and Delivery of Collateral Security Documents and the Intercompany Subordination Agreement.

          The Borrower and each of the Guarantors shall have executed and delivered to the Administrative Agent for the benefit of the Banks the Security Agreement, Pledge Agreement, the Intercompany Subordination Agreement, the Patent, Trademark and Copyright Security Agreement, together with all appropriate financing statements and appropriate stock powers and certificates evidencing the pledged shares, partnership interests and the LLC interests.

        (c)    Collateral Agency Agreement.

          The Borrower and each of the Guarantors shall have executed and delivered to the Administrative Agent for the benefit of the Banks the Collateral Sharing and Agency Agreement (as the same may be amended, restated, modified or supplemented from time to time, the "Collateral Sharing Agreement") in the form attached as Exhibit 6(c) hereto pursuant to which the holders of the Senior Notes, the Administrative Agent on behalf of the Banks and the Borrower shall agree to the collateral agency and sharing and other matters described therein. The Administrative Agent is hereby authorized to execute the Collateral Sharing Agreement on behalf of the Banks.

        (d)    Amendments to Senior Notes.

          The Borrower shall have delivered to the Administrative Agent true and correct copies of the amendments to the Senior Notes and related documents made on or before the date hereof. Such amendments shall be acceptable to the Administrative Agent.

        (e)    Secretary's Certificate.

          There shall be delivered to the Administrative Agent for the benefit of each Bank a certificate dated the effective date of this Amendment and signed by the Secretary or an Assistant Secretary of the Borrower and each of the Guarantors, certifying as follows:

              (i)  that all appropriate action has been taken by such Borrower and Guarantors in connection with this Amendment and the other Loan Documents and attaching to such certificate a copy of the resolutions adopted by such Borrower and Guarantors;

             (ii)  With respect to each of the New Guarantors:

              (a)   The names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each New Guarantor for purposes of this Agreement and the true signatures of such officers, on which the Administrative Agent and each Bank may conclusively rely; and

              (b)   Copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the date of this Amendment certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each New Guarantor in each state where organized or qualified to do business and a bring-down certificate by facsimile dated the effective date of this Amendment.

        (f)    Opinion of Counsel.

          There shall be delivered to the Administrative Agent for the benefit of each Bank a written opinion of (i) Richard M. Eisenstaedt, Esq., counsel for the Borrower and the Guarantors (who may rely on the opinions of such other counsel as may be acceptable to the Administrative Agent), dated the date of this Amendment and in form and substance satisfactory to the Administrative Agent and its counsel as to (1) the authorization, execution, delivery and enforceability of this Amendment and the Credit Agreement as amended hereby, (2) as to the organization of each of the New Guarantors and the authorization, execution, delivery and enforceability of this Amendment and the Credit Agreement as amended hereby by such New Guarantors, and (ii) Ballard Spahr Andrews & Ingersoll, LLP, special counsel to the Borrower and the Guarantors dated the date of this Amendment and in form and substance satisfactory to the Administrative Agent and its counsel as to the warranties in Section 2(d) [Warranties] of this Amendment (including the granting of security interests in the Collateral), provided that such opinion relating to the perfection of such security interests upon the occurrence of a Security Event and the recordation of the applicable financing statements shall be delivered within five (5) Business Days after filing of such financing statements and a request for such opinion by the Administrative Agent.

        (g)    Payment of Fees.

          The Borrower shall have paid or caused to be paid to the Administrative Agent for the account of each of the Banks (i) a fee equal to .125% of the Commitment and (ii) expenses for which the Administrative Agent and the Banks are entitled to be reimbursed.

        (h)    Lien Search.

          The Administrative Agent shall have received a satisfactory Lien search evidencing that there exist no Liens on the assets of the Borrower and the Guarantors or their Subsidiaries except for Permitted Liens.

7.    Miscellaneous.

        (a)   All of the terms, conditions, provisions and covenants in the Notes, the Agreement, the Loan Documents, and all other documents delivered to the Banks and the Administrative Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment and are hereby ratified and confirmed.

        (b)   This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        (c)   The Borrower shall reimburse the Administrative Agent for all expenses for which the Administrative Agent is entitled to be reimbursed, including the fees of counsel for the Administrative Agent in connection with this Amendment.

        (d)   Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Banks and the Administrative Agent and their respective successors and assigns.

        (e)   This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

        (f)    The execution and delivery of this waiver shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

        (g)   The Borrower represents and warrants that there exists no Event of Default or Potential Default.

        (h)   The Borrower represents and warrants that all of the Persons required to be "Guarantors" are in fact Guarantors, have become a party to the Guaranty and Suretyship Agreement by executing and delivering to the Administrative Agent on behalf of the Banks the guarantor joinder attached thereto as Exhibit A, and have executed this Amendment on the date hereof.

        (i)    On the date hereof, the Borrower has paid to the Administrative Agent and the Banks the fees described in the Summary of Terms and Conditions, dated September 3, 2002, that certain engagement letter, dated August 16, 2002.

[SIGNATURE PAGE 1 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:		TRIUMPH GROUP, INC.
By:	/s/ JAMES H. DECKER	By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	James H. Decker	Name:	John R. Bartholdson
Title:	Assistant General Counsel & Secretary	Title:	Senior Vice President, Chief Financial Officer and Treasurer

[SIGNATURE PAGE 2 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ FRANK A. PUGLIESE
Name:	Frank A. Pugliese
Title:	Vice President

[SIGNATURE PAGE 3 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., individually and as Syndication Agent
By:	/s/ CHARLES R. DICKERSON
Name:	Charles R. Dickerson
Title:	Senior Vice President

[SIGNATURE PAGE 4 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK, individually and as Documentation Agent
By:	/s/ TIMOTHY A. MERRIMAN
Name:	Timothy A. Merriman
Title:	Vice President

[SIGNATURE PAGE 5 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

FLEET NATIONAL BANK, individually and as Co-Agent
By:	/s/ KENNETH G. WOOD
Name:	Kenneth G. Wood
Title:	Senior Vice President

[SIGNATURE PAGE 6 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

MANUFACTURERS AND TRADERS TRUST COMPANY
By:	/s/ JOSHUA C. BECKER
Name:	Joshua C. Becker
Title:	Assistant Vice President

[SIGNATURE PAGE 7 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK
By:	/s/ THOMAS J. MCDONNELL
Name:	Thomas J. McDonnell
Title:	Senior Vice President

[SIGNATURE PAGE 8 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

FARMERS FIRST BANK
By:	/s/ LAWRENCE M. ROSKOS
Name:	Lawrence M. Roskos
Title:	Assistant Vice President

[SIGNATURE PAGE 9 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ MARGUERITE SUTTON
Name:	Marguerite Sutton
Title:	Vice President

[SIGNATURE PAGE 10 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION
By:	/s/ DONALD W. GALE
Name:	Donald W. Gale
Title:	Senior Vice President

[SIGNATURE PAGE 11 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

ACCEPTED AND AGREED BY GUARANTORS AS FOLLOWS:
ACR INDUSTRIES, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
AEROSPACE TECHNOLOGIES, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
AIRBORNE NACELLE SERVICES, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
CBA ACQUISITION, LLC
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
CBA MARINE SAS
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

[SIGNATURE PAGE 12 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

CHEM-FAB CORPORATION
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
CONSTRUCTIONS BREVETEES D'ALFORTVILLE SAS
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
DV INDUSTRIES, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
EFS AEROSPACE, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
FRISBY AEROSPACE, LLC (formerly Frisby Aerospace, Inc.)
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

[SIGNATURE PAGE 13 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

HTD AEROSPACE, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
HYDRO-MILL CO.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
LEE AEROSPACE, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
MGP HOLDINGS SAS
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
NU-TECH BRANDS, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
NU-TECH INDUSTRIES, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

[SIGNATURE PAGE 14 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

RALEE ENGINEERING CO.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
THE TRIUMPH GROUP OPERATIONS, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
THE TRIUMPH GROUP OPERATIONS HOLDINGS, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH AIR REPAIR (EUROPE) LIMITED
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH BRANDS, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH COMPONENTS—SAN DIEGO, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

[SIGNATURE PAGE 15 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

TRIUMPH COMPOSITE SYSTEMS, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH CONTROLS, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH CONTROLS (EUROPE) SAS
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

TRIUMPH ENGINEERED SOLUTIONS, INC. (formerly Stolper-Fabralloy Company and Triumph Components—Arizona, Inc. and successor by merger to Advanced Materials Technologies, Inc. and Triumph Precision, Inc.)
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH GEAR SYSTEMS, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH GROUP ACQUISITION CORP.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

[SIGNATURE PAGE 16 OF 16 TO THE
FOURTH AMENDMENT TO CREDIT AGREEMENT]

TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH/JDC COMPANY
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH PRECISION CASTINGS CO.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH THERMAL SYSTEMS, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer
TRIUMPH TURBINE SERVICES, INC.
By:	/s/ JOHN R. BARTHOLDSON (SEAL)
Name:	John R. Bartholdson
Title:	Vice President and Treasurer

EXHIBITS

Exhibit A (to Guaranty and Suretyship Agreement)	—	Guarantor Joinder
Exhibit 1.1(I)	—	Intercompany Subordination Agreement
Exhibit 1.1(P)(2)	—	Patent, Trademark and Copyright Security Agreement
Exhibit 1.1(P)(3)	—	Pledge Agreement
Exhibit 1.1(S)	—	Security Agreement
Exhibit 6(c)	—	Collateral Agency and Sharing Agreement
Schedules
Schedule 1.1(P)	—	Permitted Liens
Schedule 5.1.3	—	Subsidiaries
Schedule 5.1.25	—	Partnership Agreements and Limited Liability Company Agreements and other Agreements Relating to the Pledged Collateral

QuickLinks

FOURTH AMENDMENT TO CREDIT AGREEMENT